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                                                                    Exhibit 10.7



                         MANAGEMENT SERVICES AGREEMENT

          THIS MANAGEMENT SERVICES AGREEMENT (this "Agreement") is made and entered into as of the 13th day of May, 1996 by and among Park Acquisitions, Inc., a Delaware corporation ("PAI"), Park Communications, Inc., a Delaware corporation ("PCI"), Park Broadcasting, Inc., a Delaware corporation ("PBI") and Park Newspapers, Inc., a Delaware corporation ("PNI").

          WHEREAS, PCI owns all of the issued and outstanding capital stock of each of PBI and PNI; and

          WHEREAS, each of PCI and PBI, through PBI's subsidiaries, is engaged in the business of television broadcasting and each of PCI and PNI, through PNI's subsidiaries, is engaged in the business of newspaper publication; and

          WHEREAS, in connection with such businesses, each of PCI, PBI and PNI desires to retain PAI to provide administrative and financial consulting assistance as may be necessary to enable each of PCI and PBI and PNI and their respective subsidiaries to conduct its business (the "Advisory Services"); and

          WHEREAS, each of PCI, PBI and PNI desires to contract with PAI, and PAI desires to accept such engagement from each of PCI, PBI and PNI, for the provision of the Advisory Services upon the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, and intending to be legally bound hereby, PAI, PCI, PBI and PNI agree as follows:

          1.  Advisory Services.
              -----------------

              (a) For the period of time extending from May 13, 1996 until May 16, 1997, and as shall be renewed on an annual basis unless either party provides the other with at least thirty (30) days' written notice prior to any such annual renewal that this Agreement will not be so renewed, PAI hereby accepts such engagement to provide the Advisory Services, subject to the terms and conditions of this Agreement. Such Advisory Services shall include, but not necessarily be limited to, the following:

                 (i) financial counseling, including negotiation and placement of bank financings and refinancings;

                 (ii) assisting in financial and long-term strategic planning and monitoring of actual results relative to plans;

                 (iii)  assisting in investment decisions;
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                 (iv)   assisting in finding, negotiating and closing
     acquisitions to be made by any of PCI, PBI and PNI; and

                 (v) assisting in any sale or divestiture of assets, properties or business of any of PCI, PBI or PNI.

               (b) As compensation for its efforts under this Agreement, PCI shall, if, and to the extent permitted under the terms of that certain Indenture dated May 13, 1996 between PCI and IBJ Schroder Bank & Trust Company, as trustee ("IBJ Schroder"), that certain Indenture dated May 13, 1996 between PBI and IBJ Schroder, as trustee, and that certain Indenture dated May 13, 1996 between PNI and IBJ Schroder, as trustee (collectively, the "Indentures"), pay to PAI during the term of this Agreement and any extensions thereof, a consulting fee of $250,000 (of which $125,000 shall be contributed by each of PBI and PNI and their respective subsidiaries) on the next business day following each May 15th and November 15th of each year.

          2.   Consequential and Other Damages.
               -------------------------------

               PAI shall not be liable to any of PCI, PBI or PNI for any special, indirect, incidental or consequential damages whatsoever which in any way arise out of, relate to, or are a consequence of, PAI's or its employees', officers', equity holders', agents' or servants' performance or nonperformance under this Agreement.

          3.   Relationship.
               ------------

               PAI, on the one hand, and any of PCI, PBI or PNI, on the other hand, shall in no event be construed as joint venturers or partners of each other as a consequence of the relationship contemplated under this Agreement. Neither PAI, on the one hand, nor any of PCI, PBI or PNI, on the other hand, shall have the power to bind or obligate the other.

          4.   Assignment.
               ----------

               Except as may otherwise be prohibited by the Indentures, PAI may sell, assign or otherwise transfer its right, title and interest in and under this Agreement, in whole or in part to any entity controlled, directly or indirectly, by the current principals of PAI. PCI, PBI and PNI may sell, assign or otherwise transfer their respective rights, title and interests in and under this Agreement, in whole or in part, to any entity controlling, controlled by or under common control with PCI, PBI (in the case of an assignment by PCI or PBI) or PNI (in the case of an assignment by PCI or PNI) or any entity that purchases all or substantially all of the assets of PCI, PBI (in the case of an assignment by PCI or PBI) or PNI (in the case of an assignment by PCI or PNI). Any assignment under this paragraph shall be of no force and effect unless and until the assignee thereunder shall assume, in

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writing, any and all obligations (or in the event of a partial assignment, such obligations as are reasonably appropriate) of the assignor arising under this Agreement.

          5.   General Matters.
               ---------------

               (a) Captions.  The captions utilized in this Agreement are for
                   --------
the purposes of identification only and shall not control or affect the meaning or construction of any of the provisions hereof.

               (b) Integration.  This Agreement constitutes the entire agreement
                   -----------
between the parties with respect to the subject matter hereof and will supersede all previous negotiations, representations, commitments and writings.

               (c) Modification and Waiver.  This Agreement may not be amended,
                   -----------------------
released, discharged, rescinded or abandoned, except by a written agreement duly executed by each of the parties hereto. The failure of any party hereto at any time to enforce any of the provisions of this Agreement will in no way constitute or be construed as a waiver of such provision or of any other provision hereof, nor in any way affect the validity of, or the right thereafter to enforce, each and every provision of this Agreement.

               (d) Governing Law.  This Agreement and its validity,
                   -------------
construction, administration and all rights hereunder, will be governed by the laws of the Commonwealth of Kentucky without regard to its conflict of laws provisions. Any suit or proceeding arising out of, relating to or mentioning this Agreement shall be commenced only in a state or Federal court located in Lexington, Kentucky and each party to this Agreement hereby consents to the jurisdiction and venue of such court.

               (e) Severability.  The invalidity or unenforceability of any
                   ------------
particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

               (f) Notices.  Wherever provision is made in this Agreement for
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the giving, service or delivery of any notice, statement or other instrument, such notice shall be in writing and shall be deemed to have been duly given, served and delivered, if (i) delivered by hand, (ii) mailed by United States registered or certified mail or (iii) sent by facsimile, addressed as follows:

     If to:        Park Acquisitions, Inc.

                   Dr. Gary B.  Knapp
                   1700 Vine Center Office Tower
                   333 West Vine Street
                   Lexington, KY  40507
                   Fax:   (606) 233-4007

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                    and

                    Donald R.  Tomlin, Jr.
                    Tomlin & Company, Inc.
                    1401 Main Street
                    Suite 825
                    Columbia, SC  29201
                    Fax:   (803) 771-6828

     If to:         Park Communications, Inc.,
                    Park Broadcasting, Inc., or
                    Park Newspapers, Inc.

                    1700 Vine Center Office Tower
                    333 West Vine Street
                    Lexington, KY  40507
                    Attn:  Wright M. Thomas
                    Fax:    (606) 226-9609

Each party hereto may change the address to which notices are to be sent hereunder by giving written notice of such change to the other party in the manner herein provided for giving notices. Any notice hand delivered shall be deemed to have been given on the date it is delivered, any notice delivered by registered or certified mail shall be deemed to have been given on the date specified on the return receipt and any notice sent by facsimile shall be deemed to have been given on the date it was sent (so long as the sender receives confirmation of transmission).

          (g) Counterparts.  This Agreement may be executed simultaneously in
              ------------
several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

          [The remainder of this page left intentionally blank]

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              IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement as of the date first above written.

                                    PARK ACQUISITIONS, INC.


                                    By:_____________________________________
                                       Dr. Gary B. Knapp


                                    By:_____________________________________
                                       Donald R. Tomlin, Jr.


                                    PARK COMMUNICATIONS, INC.


                                    By:_____________________________________
                                       Wright M. Thomas, President


                                    PARK BROADCASTING, INC.


                                    By:_____________________________________
                                       Wright M. Thomas, President


                                    PARK NEWSPAPERS, INC.


                                    By:_____________________________________
                                       Wright M. Thomas, President

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